Priority Income Fund

PRIORITY INCOME FUND

Overview and Listing Preparations

Agenda

1. Direct Listing - Overview
2. Rationale for Direct Listing Now
3. Direct Listing Considerations
4. Timeline of Key Events

Direct Listing - Overview

Priority Income Fund – Listing Overview

Company Overview	• Priority Income Fund's ("the Fund" or "Priority") portfolio primarily consists of investments in securitized pools of senior secured loans, or Collateralized Loan Obligations ("CLOs").
Expected Timing	• **Week of Sept. 21:** File a definitive proxy statement with the U.S. Securities and Exchange Commission . • **October:** Solicit proxies from shareholders • **1H Calendar Year 2026:** targeted listing on the Nasdaq, subject to market conditions and final Board and Shareholder approval.
Quarterly Tender Offer	• The tender expiring July 31, 2025 will be the **final regular quarterly tender offer.** • Final tender will be similar to the previous quarterly tenders. The Fund intends to limit the number of shares to be repurchased for the final regularly quarterly tender offer to up to 2.5% of the number of shares outstanding at the close of business on the last day of the prior fiscal year ended June 30, 2024.
Post Listing Tender Offer	• In order to help facilitate orderly trading as the fund transitions into the public market, the Fund expects to conduct a one-time tender post listing. • Final terms and amount will be announced a later date closer to the public listing date.

Post-Listing Liquidity	• Stockholders are being asked to approve a phased approach to the listing to create an orderly transition into the public markets in the period shortly following the listing.
	• Subject to shareholder approval and final Board approval, shares will be available for trading based on the following schedule:
	  • **At listing:** up to 1/4 of shares held by all shareholders
	  • **90 days** post listing: up to 1/4 of shares held by all shareholders
	  • **180 days** post listing: up to 1/4 of shares held by all shareholders
	  • **270 days** post listing: all shares held by all shareholders
	• The Board will have discretion to accelerate this phased trading schedule to the entire class of shareholders or, if not the entire class, the accelerated phased trading schedule would be based on an objective set of criteria, such as total shares held by shareholders .
	• Accounts with balances of $10,000 or less prior to listing will have all shares made available at listing.

Priority Income Fund

Rationale for Direct Listing Now

Why a listing makes sense now:

A direct listing for Priority Income Fund provides compelling benefits to existing shareholders:

Fully scaled platform

Prospect Capital Management is a $10.7B[1] Private Debt & Equity Manager founded in 1988

- $23.2B invested in 1,135 investments since 2004
- 140+ professionals
- 20+ years same management

Highly experienced team

- John Francis Barry joined Prospect's predecessor 35 years ago and co-founded Prospect 25 years ago
- Grier Eliasek co-founded Prospect 25 years ago
- Kristin Van Dask joined Prospect 17 years ago
- Josh Soffer, joined Prospect 4 years ago

Strong performance & track record

Priority Income Fund Highlights

- 17.4% current Class R distribution rate[2]
- 18.7% current Class I distribution rate[2]
- $746M of assets[3]
- 0.40% LTM default rate[4]

Competitively positioned for public markets

Diversified Portfolio

- 221 investments with exposure to ~2,400 loans to over 1,600 U.S. companies across all industries

Industry tailwinds

Industry tailwinds

- Publicly traded CLO equity focused funds trading at ~105.1% of NAV compared to most other closed-end funds trading at a discount to NAV[5]
- Trading at a premium to NAV may permit the fund to raise accretive capital

CLO Equity as a Public Strategy

Limited access to asset class for most investors

Attractive size & scale

- Priority would be the 7th publicly traded CLO equity focused fund and **3rd largest in the market**[6]

1. The $10.7 billion of Assets Under Management ("AUM") refers to the assets managed by Prospect Capital Management, L.P. ("Prospect") and its affiliated registered investment advisors. AUM equals the sum of: (i) the gross assets of (a) Prospect Capital Corporation ("PSEC"), Priority Income Fund, Inc. ("PRIS") or the fund, Prospect Floating Rate and Alternative Income Fund, Inc. ("PFLOAT"), and (b) pooled investment vehicles with respect to discrete assets for which Prospect has non-discretionary authority, (ii) any amounts available to be borrowed under certain credit facilities of the investment companies, (iii) total managed assets for real estate and structured credit investments, and (iv) uncalled capital commitments. Prospect's AUM measure includes assets under management for which Prospect charges either nominal or zero fees. Prospect's definition of AUM is not based on any definition of assets under management contained in any management agreements of the investment companies Prospect manages. Given the differences in the investment strategies and structures among other investment advisors, Prospect's calculation of AUM may differ from the calculations employed by other investment managers and, as a result, this measure may not be directly comparable to similar measures presented by other investment managers. Prospect's calculation also differs from the manner in which Prospect and its affiliates registered with the SEC report "Regulatory Assets Under Management" ($7.9 billion) on Form ADV.As of March 31, 2025.

2 As of April 30, 2025. The annualized distribution rate is based on the current offering price of a share class, and is calculated by annualizing the monthly common share distributions, and includes return of capital and distribution of income. Distributions are not guaranteed.

3 As of April 30, 2025.

4 As of April 30, 2025. The CLO Default Rate does not include out of court restructurings. The total default can potentially be higher if out of court restructurings are factored in.

5 As of May 30.2025, sources: S&P CapIQ, Bloomberg and Company Filings

6 As of March 31, 2025 Sources: Company Filings

Listing Highlights

- **Attractive Distributions:** 17.4% current distribution rate on Class R shares and 18.7% current distribution rate on Class I shares[1]
- **Improved Shareholder Liquidity:** the fund will no longer be subject to limited quarterly liquidity
- **Reduced Fund Expenses:** the Fund may see a reduction in total fund expenses
- **Compelling Asset Class:** well-diversified securitizations of first lien, senior-secured loans to $250M+ EBITDA companies
- **Potential to Trade at a Premium to NAV:** unlike most publicly traded closed-end funds, structured credit funds have often traded at a premium to net asset value[2]

[1] *As of April 30, 2025. The annualized distribution rate is based on the current offering price of a share class, and is calculated by annualizing the monthly common share distributions, and includes return of capital and distribution of income. Distributions are not guaranteed.*

[2] *As of May 30.2025, sources: S&P CapIQ, Bloomberg and Company Filings*

Direct Listing Considerations

Key differences between a direct listing and IPO:

	Priority's Direct Listing	Initial Public Offering
Initial trading price:	Market driven	Set prior to listing
New shares issued:	No	Yes
New capita raised by company:	No	Yes
Road show with new potential investors:	Yes	Yes

Net asset value vs. public share price

Supply and demand will determine Priority Income Fund's share price at listing. The below funds are the public CLO equity focused closed-end funds



Share Price / NAV[1,2]
120.0%
115.0%
110.0%
105.0%
100.0%
95.0%
90.0%
Average - 105.1% Price/NAV
Fund 1
Fund 2
Fund 3
Fund 4
Fund 5
Fund 6

[1] Source: CapitalIQ, as of May 30, 2025; data is of most recent month end.
[2] Peer Group includes Carlyle Credit Income Fund, Eagle Point Credit Company, OFS Credit Company, Oxford Lane Capital, Pearl Diver Credit Company, Sound Point Meridian Capital. The above peers are all active funds that compete with Priority Income Fund. Material differences exist within the peer group including investment objectives, costs and expenses, liquidity, safety, guarantees, fluctuation of principal or return and tax features.

Priority Income Fund

Priority Income Fund – Scale Compared to Peers

Priority Income Fund is on target to be the 3rd largest public CLO equity focused fund upon listing


Public CLO Funds - Total Equity
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
- CLO Equity Funds
Fund 2
Fund 1
Priority
Fund 3
Fund 6
Fund 4
Fund 5

Notes

Comp set includes all CLO equity focused public funds

Total equity for Priority reflects the updated financial data provided by the company at listing announcement

[1] *Source: Company filings, SEC EDGAR. Data as of January 31, 2025 for Fund 6. Data as of March 31, 2025 for all other funds.*
[2] *Peer Group includes Carlyle Credit Income Fund, Eagle Point Credit Company, OFS Credit Company, Oxford Lane Capital, Pearl Diver Credit Company, Sound Point Meridian Capital. The above peers are all active funds that compete with Priority Income Fund. Material differences exist within the peer group including investment objectives, costs and expenses, liquidity, safety, guarantees, fluctuation of principal or return and tax features.*

Priority Income Fund – Comps. – Premium/Discount to NAV

Please see below trading data of selected public comparable companies to Priority Income Fund over the last five years that are of similar size

	Days Above NAV	Days Below NAV	% Days Above	IPO Date
Fund 1	1,755	70	96.2%	Jan. 2011
Fund 2	1,545	280	84.7%	Oct. 2014

Peer group is a subset of the peer group on Slide 10 and Slide 11 with track records going back to at least December 31, 2014. Material differences exist within the peer group including investment objectives, costs and expenses, liquidity, safety, guarantees, fluctuation of principal or return and tax features.

Data as of May 30, 2025. Source: CapitalIQ

Timeline of Key Events

Timeline of key events


Announce Final Tender and Listing Update
Announce Result of Tender Offer
File Annual Report and Preliminary Proxy Statement
File Preliminary Proxy Statement
Commence Shareholder Proxy Solicitation
Hold Shareholder Vote
List Shares on Public Exchange
Post-Listing Tender
Seek shareholder approval of listing-related proposals
June
July
August
September
October
December
1H2026

Disclaimers

FORWARD LOOKING STATEMENTS

Statements included herein may constitute "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933, as amended (the Securities Act), and Section 21E of the Securities Exchange Act of 1934, as amended by the Private Securities Litigation Reform Act of 1995, including statements with regard to future events or the future performance or operations of the Fund. Words such as "believes," "expects," "projects," and "future" or similar expressions are intended to identify forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors could cause actual results to differ materially from those projected in these forward-looking statements. Factors that could cause actual results to differ materially include changes in the economy, geo-political risks, risks associated with possible disruption to the Fund's operations or the economy generally due to terrorism, natural disasters or pandemics, future changes in laws or regulations and conditions in the Fund's operating area, unexpected costs, the ability of the Fund to complete the listing of the common stock of the Fund on a national securities exchange, the price at which the Fund's shares of common stock may trade on a national securities exchange, and failure to list the common stock of the Fund on a national securities exchange. Some of these factors are enumerated in the filings the Fund made with the Securities and Exchange Commission (the SEC) and are also contained in the Prospectus. The inclusion of forward-looking statements should not be regarded as a representation that any plans, estimates or expectations will be achieved. Any forward-looking statements speak only as of the date of this communication. Except as required by federal securities laws, the Fund undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise. Readers are cautioned not to place undue reliance on any of these forward-looking statements.

ADDITIONAL INFORMATION

Past performance is not indicative of future performance. Our distributions may exceed our earnings, and therefore, portions of the distributions that we make may be a return of the money that you originally invested and represent a return of capital to you for tax purposes. Such a return of capital is not immediately taxable, but reduces your tax basis in our shares, which may result in higher taxes for you even if your shares are sold at a price below your original investment.

Priority Income Fund

Disclaimers

IMPORTANT INFORMATION

The Company, its directors and certain of its officers may be deemed to be participants in the solicitation of proxies from shareholders in connection with the matters to be considered at the Company's 2025 annual meeting (the "2025 Annual Meeting"). The Company intends to file a proxy statement with the SEC in connection with any such solicitation of proxies from shareholders. **Shareholders are strongly encouraged to read any such proxy statement when it becomes available as it will contain important information**. Information regarding the identity of potential participants, and their direct or indirect interests in the Company, by security holdings or otherwise, will be set forth in the proxy statement and any other materials to be filed with the SEC in connection with the 2022 Annual Meeting. Shareholders will be able to obtain any proxy statement, any amendments or supplements to the proxy statement and other documents filed by the Company with the SEC for no charge at the SEC's website at www.sec.gov.

The information in this document is for informational purposes only and is neither an offer to buy nor the solicitation of an offer to sell any securities of the Company. The potential post-Listing tender offer described herein has not yet commenced, and there can be no assurances that the Company will commence the tender offer on the terms and conditions described herein or at all. If the Company commences the post-Listing tender offer, the tender offer will be made solely by an offer to purchase, the letter of transmittal and related materials, as they may be amended or supplemented. **Shareholders should read the Company's commencement tender offer statement on Schedule TO, expected to be filed with the SEC in connection with the tender offer, which will include as exhibits the offer to purchase, the letter of transmittal and related materials, as well as any amendments or supplements to the Schedule TO when they become available, because they will contain important information related to the potential tender offer. If the Company commences the tender offer, each of these documents will be filed with the SEC, and, when available, shareholders may obtain them for free from the SEC at its website (http://www.sec.gov).**